                              FOURTH AMENDMENT TO
                               CREDIT AGREEMENT
                               ----------------

        THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment") is dated as of the 29th day of March, 2000 and entered into by and among U.S. XPRESS ENTERPRISES, INC., a Nevada corporation (the "Borrower"), the BANKS listed on the signature pages hereof (the "Lenders"), WACHOVIA BANK, N.A., as Administrative Agent, BANK OF AMERICA, N.A., f/k/a NationsBank, N.A. as Syndication Agent, FLEET NATIONAL BANK, f/k/a BANKBOSTON, N.A. as Documentation Agent, and SUNTRUST BANK, successor in interest to SunTrust Bank, Chattanooga, as Co-Agent (collectively, the "Agents").

                             W I T N E S S E T H:
                             -------------------

        WHEREAS, the parties hereto are parties to that certain Credit Agreement, dated as of January 15, 1998, as amended by that certain First Amendment to Credit Agreement dated as of August 11, 1998, as further amended by that certain Second Amendment to Credit Agreement dated as of August 28, 1998, and as further amended by that certain Third Amendment to Credit Agreement dated as of February 22, 2000 (as such Credit Agreement may be amended from time to time, the "Credit Agreement"); and

        WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to permit certain Investments by the Borrower;

        NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agents and the Lenders hereby agree as follows:

        1.  Amendments. Section 6.17 of the Credit Agreement is hereby amended
            ----------
and restated in its entirety as follows:

            Section 6.17. Investments. Neither the Borrower nor any of its
                          -----------
        Subsidiaries shall make Investments in any Person except as permitted by
        Section 6.16 and except Investments in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Administrative Agent, (iii) commercial paper rated A1 or the equivalent thereof by S&P or PI or the equivalent thereof by Moody's and in either case maturing within 6 months after the date of acquisition, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by S&P and Aa or the equivalent thereof by Moody's,
        (v) acquisitions of the stock of a Person permitted by Section 6.25, or
        (vi) Transplace.com, consisting of cash and certain intangible assets (collectively, the "Transplace Investment"), so long as (a) the cash portion of the Transplace Investment does not exceed Five Million Dollars ($5,000,000), in the aggregate, and (b) the ownership interest of Borrower in Transplace.com and the other terms of the Transplace Investment are substantially as described by the Borrower to the Administrative Agent and to the Banks in written correspondence provided by the Borrower, and in conferences held with the Borrower, prior to March 29, 2000; provided, however, immediately after giving effect to
                        --------  -------
        the
        making of any Investment, no Default shall have occurred and be continuing.

        2.  Conditions Precedent. This Fourth Amendment and the obligations of
            --------------------
the Lenders evidenced hereunder shall not be effective until the execution and delivery of this Fourth Amendment by each of the parties hereto and until the Administrative Agent shall have received a Reaffirmation of Guaranty from each Subsidiary in substantially the form of Exhibit A-1 hereto.

        3.  Reference to and Effect on the Credit Agreement and the Other Loan
            ------------------------------------------------------------------
            Documents.
            ---------

            (a) On and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

            (b) Except as specifically amended by this Fourth Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (c) The execution, delivery and performance of this Fourth Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

        4.  Counterparts. This Fourth Amendment may be executed in any number of
            ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

        5.  Section References. Section titles and references used in this
            ------------------
Fourth Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

        6.  No Default; Reaffirmation of Representations and Warranties. To
            -----------------------------------------------------------
induce the Agents and the Lenders to enter into this Fourth Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default thereunder,
(ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the loans or other obligations of the Borrower owed to the Agents and the Lenders under the Credit Agreement and other Loan Documents, and (iii) all of the representations and warranties made or deemed to be made under the Credit Agreement are materially true and correct as of the date of this Fourth Amendment.

        7.  Governing Law. This Fourth Amendment shall be governed by and
            -------------
construed and interpreted in accordance with, the laws of the State of Georgia without giving effect to any conflict or choice of laws principles.

        8.  Defined Terms. Terms not otherwise defined herein are used herein as
            -------------
defined in the Credit Agreement.

                                        By:
                                        Title:


                                        FIRST TENNESSEE BANK, N.A.

                                        By:
                                        Title:

                                  EXHIBIT A-1

                           REAFFIRMATION OF GUARANTY

        THIS REAFFIRMATION OF GUARANTY dated as of March 29, 2000 executed and delivered by U.S. Xpress, Inc., a Nevada corporation, CSI/Crown, Inc., a Georgia corporation, JTI, Inc. a Tennessee corporation, Xpress Air, Inc., a Tennessee corporation, U.S. Xpress Leasing, Inc., a Tennessee corporation, PST Acquisition Corp., a Nevada corporation, and Victory Express, Inc., a Ohio corporation, (each a "Guarantor", and collectively, the "Guarantors"), in favor of the Administrative Agent, for the ratable benefit of the Banks, under the Credit Agreement referred to below;

        WHEREAS, pursuant to that certain Credit Agreement dated as of January 15, 1998 (as the same may be amended, modified, supplemented or extended from time to time, the "Credit Agreement") by and among U.S. XPRESS ENTERPRISES, INC., a Nevada corporation (the "Borrower") and WACHOVIA BANK, N.A., as Administrative Agent (the "Administrative Agent"), BANK OF AMERICA, N.A. f/k/a NATIONSBANK, N.A., a Syndication Agent, FLEET NATIONAL BANK f/k/a BANKBOSTON, N.A., as Documentation Agent, and SUNTRUST BANK, successor in interest to SunTrust Bank, Chattanooga, as Co-Agent and certain other Banks from time to time party thereto, the Banks have made available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

        WHEREAS, in connection with the Credit Agreement, each Guarantor executed and delivered a Guaranty dated as of January 15, 1998 (the "Guaranty") in favor of the Administrative Agent, providing for each such Guarantor's joint and several guaranty of repayment of an amount of the indebtedness and obligations of the Borrowers owing to the Administrative Agent and the Banks equal to the "Guaranteed Obligations" as that term is defined in the Guaranty;

        WHEREAS, the Borrower, the Banks, and the Administrative Agent have entered into that certain Fourth Amendment to Credit Agreement dated as of the date hereof (the "Amendment"), to permit certain Investments by the Borrower;

        WHEREAS, each Guarantor has reviewed the Amendment;

        WHEREAS, it is a condition precedent to the effectiveness of the Amendment that each Guarantor execute and deliver this Reaffirmation of Guaranty;

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which each Guarantor hereby acknowledges, each Guarantor hereby agrees as follows:

        Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Banks under the Guaranty and agrees that neither the transactions contemplated by the Amendment, nor any future agreements or arrangements whatsoever by the Administrative Agent and the Banks with the Borrower relating to the Credit Agreement, any of the other Loan Documents, or any collateral thereunder, shall in any way affect the validity and enforceability of the Guaranty or reduce, impair or discharge the obligations of the Guarantor thereunder.

        Section 2. References. Each Guarantor agrees that each reference to the Credit Agreement or any of the other Loan Documents shall be deemed to be a reference to the Credit Agreement or such other Loan Document as amended by the Amendment, and as each may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification agreements entered into pursuant to the applicable provisions of the respective Loan Document.

        Section 3. Defined Terms. Terms not otherwise defined herein are used herein as defined in the Credit Agreement.

        IN WITNESS WHEREOF, this Reaffirmation of Guaranty is signed, sealed and delivered as of the date first written above.

U.S. XPRESS, INC.                               U.S. XPRESS LEASING, INC.

By:                                             By:
Title:                                          Title:

CSI/CROWN, INC.                                 PST ACQUISITION CORP.

By:                                             By:
Title:                                          Title:

JTI, INC.                                       VICTORY EXPRESS, INC.

By:                                             By:
Title:                                          Title:

XPRESS AIR, INC.

By:
Title: